Exhibit 99.1

ONYX PHARMACEUTICALS REPORTS FIRST QUARTER 2013 FINANCIAL RESULTS

May 7, 2013

Onyx Pharmaceuticals Reports First Quarter 2013 Financial Results

Total Revenues Double to $145 Million

Kyprolis® Net Sales of $64 Million

SOUTH SAN FRANCISCO, CA — May 7, 2013 — Onyx Pharmaceuticals, Inc. (NASDAQ: ONXX) today reported its financial results for the first quarter 2013 and provided a business update on Kyprolis® (carfilzomib) for Injection, Nexavar® (sorafenib) tablets and Stivarga® (regorafenib) tablets.

“We began 2013 with a broad portfolio of products driving growth and momentum across our business,” said N. Anthony Coles, M.D., chairman and chief executive officer of Onyx. “In our proteasome inhibitor franchise, we continue to execute a successful launch of Kyprolis in the United States, adding select capabilities internationally, and investing in a broad Phase 3 clinical development program across all lines of therapy. Our global kinase inhibitor business, with Nexavar as the cornerstone, and Bayer’s Stivarga, continues to provide important contributions enabling our strategic investments.”

Onyx reported total revenue of $145.5 million for the first quarter 2013. Onyx reported non-GAAP net loss of $13.7 million, or $0.19 per diluted share, for the first quarter 2013. On a GAAP basis, Onyx reported net loss of $33.7 million, or $0.47 per diluted share, for the first quarter 2013. A description of the non-GAAP calculations and reconciliation to comparable GAAP financial measures is provided in the accompanying table entitled “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Revenue

For the first quarter of 2013, Onyx reported total revenue of $145.5 million, as compared to total revenue of $72.0 million for the comparable period in 2012.

•                  Revenue from the Nexavar collaboration agreement with Bayer for the first quarter of 2013 was $70.3 million, as compared to $72.0 million for the comparable period in 2012. The decrease in revenue from collaboration is primarily due to inventory reductions of specialized oncology pharmacies in the United States and lower sales in Europe which were partially offset by growth in the Asia-Pacific region and improved commercial margin in the business.

•                  Kyprolis net sales for the first quarter of 2013 were $64.0 million, including a favorable gross-to-net accrual adjustment of $5.9 million. Demand sales were $58.1 million, representing orders shipped to and received by end customers such as physician offices and hospitals. In addition, Onyx recorded deferred revenue of $9.3 million as of March 31, 2013, representing Kyprolis inventory at distributors which has not yet shipped to physician offices and hospitals.

•                  Stivarga royalty revenue was $9.2 million for the first quarter of 2013. Onyx receives a 20% royalty on global net sales of Stivarga in jurisdictions that have received commercial marketing approval. Stivarga is a Bayer compound developed by Bayer and jointly promoted by Bayer and Onyx in the United States.

Operating Expenses

Non-GAAP cost of goods sold was $1.9 million for the first quarter of 2013. Cost of goods sold related to sales of Kyprolis is not representative of Onyx’s future expectations of cost of goods sold because certain product costs associated with Kyprolis sales in the first quarter of 2013 were charged to research and development expense in periods prior to approval. On a GAAP basis, cost of goods sold was $2.0 million for the first quarter 2013.

Kyprolis® is the brand name for carfilzomib

Nexavar® (sorafenib) tablets is a registered trademark of Bayer HealthCare Pharmaceuticals, Inc.

Stivarga® (regorafenib) is a Bayer compound being developed by Bayer. Onyx receives a 20% royalty on global net sales in approved markets. Bayer and Onyx are jointly promoting Stivarga in the U.S.

ONYX PHARMACEUTICALS REPORTS FIRST QUARTER 2013 FINANCIAL RESULTS

May 7, 2013

Non-GAAP research and development expense was $88.8 million for the first quarter of 2013, compared to $78.7 million for the same period in 2012. Higher research and development expense between periods was primarily due to the global development of Kyprolis, particularly the ongoing Phase 3 ENDEAVOR trial and start-up activities associated with the front-line CLARION study, which was offset by lower Nexavar development expense. On a GAAP basis, research and development expense was $91.3 million for the first quarter 2013, compared to $80.7 million for the same period in 2012.

Non-GAAP selling, general and administrative expense was $66.5 million for the first quarter 2013, compared to $34.1 million for the same period in 2012. Higher selling, general and administrative expense between periods was primarily related to the increased headcount following the hiring of the field force associated with the commercial launch of Kyprolis in the United States. On a GAAP basis, selling, general and administrative expense was $72.5 million for the first quarter 2013, compared to $38.9 million for the same period in 2012.

Amortization expense for certain intangible assets was $5.2 million for the first quarter 2013, and reflects the amortization of a portion of the intangible asset, which was acquired in the 2009 acquisition of Proteolix, Inc.

Cash, Cash Equivalents and Marketable Securities

On March 31, 2013, cash, cash equivalents and current and non-current marketable securities were $738.9 million, compared to $492.8 million at December 31, 2012. The increase is primarily due to proceeds of approximately $352 million received from a public offering of 4.4 million shares of common stock, completed in January 2013.

Non-GAAP Financial Measures

This press release and the reconciliation table included herein includes the following non-GAAP financial measures: non-GAAP net income (loss), non-GAAP net income (loss) — diluted, non-GAAP net income (loss) per share, non-GAAP net income (loss) per share — diluted, non-GAAP cost of goods sold, non-GAAP research and development expense, non-GAAP selling, general and administrative expense and non-GAAP operating expenses. A description of the non-GAAP calculations and reconciliation to the comparable GAAP financial measures is provided in the accompanying table entitled “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Onyx management uses these non-GAAP financial measures to monitor and evaluate our operating results and trends on an on-going basis, and internally for operating, budgeting and financial planning purposes. Onyx management believes the non-GAAP information is useful for investors by offering the ability to better identify trends in our business and better understand how management evaluates the business. These non-GAAP measures have limitations, however, because they do not include all items of income and expense that affect Onyx. These non-GAAP financial measures are not prepared in accordance with, and should not be considered in isolation of, or as an alternative to, measurements required by GAAP. A description of the non-GAAP calculations and reconciliation to comparable GAAP financial measures is provided in the accompanying table entitled “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Non-GAAP operating expenses exclude contingent consideration expense (benefit), employee stock-based compensation expense, imputed interest related to the convertible senior notes due 2016 and amortization of certain intangible assets.

Management Conference Call Today

Onyx will host a webcast and conference call with management to discuss first quarter 2013 financial results, as well as provide a general business overview, today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time).

To access a live audio webcast of the conference call, log onto the Company’s website at: http://www.onyx.com/investors/event-calendar

To access the live conference call, dial 847-585-4405 and use the passcode 34676954#. A replay of the call will be available on the Onyx website, or by dialing 630-652-3042 and using the passcode 34676954# beginning approximately one hour after the teleconference concludes through May 21, 2013.

Kyprolis® is the brand name for carfilzomib

Nexavar® (sorafenib) tablets is a registered trademark of Bayer HealthCare Pharmaceuticals, Inc.

Stivarga® (regorafenib) is a Bayer compound being developed by Bayer. Onyx receives a 20% royalty on global net sales in approved markets. Bayer and Onyx are jointly promoting Stivarga in the U.S.

ONYX PHARMACEUTICALS REPORTS FIRST QUARTER 2013 FINANCIAL RESULTS

May 7, 2013

About Onyx Pharmaceuticals, Inc.

Based in South San Francisco, California, Onyx Pharmaceuticals, Inc. is a global biopharmaceutical company engaged in the development and commercialization of innovative therapies for improving the lives of people with cancer. The Company is focused on developing novel medicines that target key molecular pathways. For more information about Onyx, visit the Company’s website at www.onyx.com.

Forward-Looking Statements

This news release contains “forward-looking statements” of Onyx within the meaning of the federal securities laws. These forward-looking statements include, without limitation, statements regarding the anticipated growth of our business, global expansion and increases to our international capabilities, our launch of Kyprolis in the United States, our investments in Phase 3 clinical trials, contributions from our kinase inhibitor business and future cost of goods sold with respect to Kyprolis. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially from those anticipated, including, but not limited to, risks and uncertainties related to: Nexavar® (sorafenib) tablets, Kyprolis® (carfilzomib) for Injection and Stivarga® (regorafenib) tablets being the only approved products from which we may obtain revenue; competition; failures or delays in our clinical trials or the regulatory process; dependence on our collaborative relationship with Bayer; supply of Nexavar, Stivarga or Kyprolis; market acceptance and the rate of adoption of Nexavar, Stivarga and Kyprolis; pharmaceutical pricing and reimbursement pressures; serious adverse side effects, if they are associated with Nexavar, Stivarga or Kyprolis; government regulation; possible failure to realize the anticipated benefits of business acquisitions or strategic investments; protection of our intellectual property; and product liability risks. Reference should be made to Onyx’s Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission (the “Commission”), as updated by Onyx’s subsequent filings with the Commission, under the heading “Risk Factors” for a more detailed description of these and other risks. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date of this release. Onyx undertakes no obligation to update publicly any forward-looking statements to reflect new information, events, or circumstances after the date of this release except as required by law.

Contacts:

Investors	Media
Amy Figueroa, CFA	Lori Melançon
Senior Director, Investor Relations	Senior Director, Corporate Communications
(650) 266-2398	(650) 266-2394

(See attached tables)

Kyprolis® is the brand name for carfilzomib

Nexavar® (sorafenib) tablets is a registered trademark of Bayer HealthCare Pharmaceuticals, Inc.

Stivarga® (regorafenib) is a Bayer compound being developed by Bayer. Onyx receives a 20% royalty on global net sales in approved markets. Bayer and Onyx are jointly promoting Stivarga in the U.S.

ONYX PHARMACEUTICALS REPORTS FIRST QUARTER 2013 FINANCIAL RESULTS

May 7, 2013

ONYX PHARMACEUTICALS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31,
	2013	2012
Revenue:
Revenue from collaboration agreement	$70,307	$72,031
Product revenue	64,008	—
Royalty revenue	9,177	—
Contract revenue from collaborations	2,000	—
Total revenue	145,492	72,031

Operating expenses:
Cost of goods sold (excludes amortization of certain intangible assets) (1)	1,968	—
Research and development (1)	91,302	80,660
Selling, general and administrative (1)	72,545	38,944
Contingent consideration expense (benefit)	2,930	3,178
Intangible asset amortization	5,220	—
Total operating expenses	173,965	122,782
Income (loss) from operations	(28,473)	(50,751)
Investment income	602	758
Interest expense (2)	(5,626)	(5,296)
Other income (expense)	(156)	(905)
Income (loss) before provision (benefit) for income taxes	(33,653)	(56,194)
Provision (benefit) for income taxes	18	18
Net income (loss)	$(33,671)	$(56,212)

Net income (loss) per share:
Basic	$(0.47)	$(0.88)
Diluted (3)	$(0.47)	$(0.88)

Computation of diluted shares:
Basic	71,087	63,697
Dilutive effect of convertible senior notes	—	—
Dilutive effect of options	—	—
Diluted (3)	71,087	63,697

(1)  Includes employee stock-based compensation charges of:

	Three Months Ended
	March 31,
	2013	2012
Cost of goods sold	$74	$—
Research and development	2,543	1,932
Selling, general and administrative	6,053	4,864
Total employee stock-based compensation	$8,670	$6,796

(2) Includes $3.1 million and $2.7 million imputed interest expense recorded for the three months ended March 31, 2013 and 2012, respectively, related to the convertible senior notes due 2016.

(3) Under the “if-converted” method, interest and issuance costs and potential common shares related to the Company’s convertible senior notes were excluded in the computation of diluted per share amounts for the three months ended March 31, 2013 and 2012 because their effect would be anti-dilutive.

Kyprolis® is the brand name for carfilzomib

Nexavar® (sorafenib) tablets is a registered trademark of Bayer HealthCare Pharmaceuticals, Inc.

Stivarga® (regorafenib) is a Bayer compound being developed by Bayer. Onyx receives a 20% royalty on global net sales in approved markets. Bayer and Onyx are jointly promoting Stivarga in the U.S.

ONYX PHARMACEUTICALS REPORTS FIRST QUARTER 2013 FINANCIAL RESULTS

May 7, 2013

ONYX PHARMACEUTICALS, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31,
	2013	2012

(i) Net income
Net income (loss) - GAAP	$(33,671)	$(56,212)
Non-GAAP adjustments:
Contingent consideration expense (benefit) (a)	2,930	3,178
Employee stock-based compensation (b)	8,670	6,796
Imputed interest related to the convertible senior notes due 2016 (c)	3,103	2,749
Amortization of certain intangible assets (d)	5,220	—
Net income (loss) - Non-GAAP	$(13,748)	$(43,489)

(ii) Cost of goods sold
Cost of goods sold - GAAP	$1,968	$—
Non-GAAP adjustments:
Employee stock-based compensation (b)	(74)	—
Cost of goods sold - Non-GAAP	$1,894	$—

(iii) Research and development expenses
Research and development expenses - GAAP	$91,302	$80,660
Non-GAAP adjustments:
Employee stock-based compensation(b)	(2,543)	(1,932)
Research and development expenses - Non-GAAP	$88,759	$78,728

(iv) Selling, general and administrative expenses
Selling, general and administrative expenses - GAAP	$72,545	$38,944
Non-GAAP adjustments:
Employee stock-based compensation (b)	(6,053)	(4,864)
Selling, general & administrative expenses - Non-GAAP	$66,492	$34,080

(v) Earnings per share
Net income (loss) - Non-GAAP	$(13,748)	$(43,489)
Add:
Interest and issuance costs related to dilutive convertible senior notes (e)	—	—
Net income (loss) - diluted - Non-GAAP	$(13,748)	$(43,489)

Computation of non-GAAP diluted shares
Basic shares - GAAP	71,087	63,697
Dilutive effect of options	—	—
Dilutive effect of convertible senior notes (e)	—	—
Diluted shares - Non-GAAP	71,087	63,697

Net income (loss) per share - Non-GAAP	$(0.19)	$(0.68)
Net income (loss) per share - diluted - Non-GAAP	$(0.19)	$(0.68)

Kyprolis® is the brand name for carfilzomib

Nexavar® (sorafenib) tablets is a registered trademark of Bayer HealthCare Pharmaceuticals, Inc.

Stivarga® (regorafenib) is a Bayer compound being developed by Bayer. Onyx receives a 20% royalty on global net sales in approved markets. Bayer and Onyx are jointly promoting Stivarga in the U.S.

ONYX PHARMACEUTICALS REPORTS FIRST QUARTER 2013 FINANCIAL RESULTS

May 7, 2013

ONYX PHARMACEUTICALS, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31,
	2013	2012
(vi) Operating Expenses
Operating Expenses - GAAP	$173,965	$122,782
Less: non-GAAP adjustments:
Contingent consideration expense (benefit) (a)	2,930	3,178
Employee stock-based compensation (b)	8,670	6,796
Amortization of certain intangible assets (d)	5,220	—
Operating Expenses - Non-GAAP	$157,145	$112,808

These non-GAAP financial measures exclude the following items:

(a) Contingent consideration expense (benefit): The effects of contingent consideration expense (benefit) are excluded due to the nature of this charge, which is related to the change in fair value of the liability for contingent consideration in connection with the acquisition of Proteolix; such exclusion facilitates comparisons of Onyx’s operating results to peer companies.

(b) Employee stock-based compensation: The effects of employee stock-based compensation are excluded because of varying available valuation methodologies, subjective assumptions and the variety of award types; such exclusion facilitates comparisons of Onyx’s operating results to peer companies.

(c) Imputed interest related to the convertible senior notes due 2016: The effects of imputed interest related to the convertible senior notes due 2016 are excluded because this expense is non-cash; such exclusion facilitates comparisons of Onyx’s cash operating results to peer companies.

(d) Amortization of certain intangible assets: The effects of amortization of certain intangible assets are excluded because this expense is non-cash; such exclusion facilitates comparisons of Onyx’s operating results to peer companies.

(e) Under the “if-converted” method, interest and issuance costs and potential common shares related to the Company’s convertible senior notes were excluded in the computation of diluted per share amounts for the three months ended March 31, 2013 and 2012 because their effect would be anti-dilutive.

Kyprolis® is the brand name for carfilzomib

Nexavar® (sorafenib) tablets is a registered trademark of Bayer HealthCare Pharmaceuticals, Inc.

Stivarga® (regorafenib) is a Bayer compound being developed by Bayer. Onyx receives a 20% royalty on global net sales in approved markets. Bayer and Onyx are jointly promoting Stivarga in the U.S.

ONYX PHARMACEUTICALS REPORTS FIRST QUARTER 2013 FINANCIAL RESULTS

May 7, 2013

ONYX PHARMACEUTICALS, INC.

CALCULATION OF REVENUE FROM COLLABORATION AGREEMENT

(In thousands, unaudited)

	Three Months Ended
	March 31,
	2013	2012
Nexavar revenue subject to profit sharing (as recorded by Bayer)	$198,524	$209,700
Combined cost of goods sold, distribution, selling, general and administrative expenses	66,139	76,317
Combined collaboration commercial profit	$132,385	$133,383

Onyx’s share of collaboration commercial profit	$66,192	$66,692
Reimbursement of Onyx’s shared marketing expenses	4,115	5,339
Revenue from collaboration agreement	$70,307	$72,031

Kyprolis® is the brand name for carfilzomib

Nexavar® (sorafenib) tablets is a registered trademark of Bayer HealthCare Pharmaceuticals, Inc.

Stivarga® (regorafenib) is a Bayer compound being developed by Bayer. Onyx receives a 20% royalty on global net sales in approved markets. Bayer and Onyx are jointly promoting Stivarga in the U.S.

ONYX PHARMACEUTICALS REPORTS FIRST QUARTER 2013 FINANCIAL RESULTS

May 7, 2013

ONYX PHARMACEUTICALS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	March 31,
	2013	December 31,
	(unaudited)	2012(1)
Assets
Cash, cash equivalents and current marketable securities	$730,677	$484,436
Accounts receivable, net	132,637	79,117
Other current assets	151,783	124,403
Total current assets	1,015,097	687,956
Marketable securities, non-current	8,178	8,323
Property and equipment, net	30,034	25,933
Finite-lived intangible assets, net	252,749	257,969
Intangible assets - in-process research and development	171,500	171,500
Goodwill	193,675	193,675
Other assets	6,085	6,215
Total assets	$1,677,318	$1,351,571

Liabilities and stockholders’ equity
Current liabilities	$113,138	$131,369
Convertible senior notes due 2016	177,503	174,404
Liability for contingent consideration, non-current	152,093	149,163
Deferred tax liability	51,940	51,940
Other long-term liabilities	23,985	24,576
Stockholders’ equity	1,158,659	820,119
Total liabilities and stockholders’ equity	$1,677,318	$1,351,571

(1) Derived from the audited financial statements, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Kyprolis® is the brand name for carfilzomib

Nexavar® (sorafenib) tablets is a registered trademark of Bayer HealthCare Pharmaceuticals, Inc.

Stivarga® (regorafenib) is a Bayer compound being developed by Bayer. Onyx receives a 20% royalty on global net sales in approved markets. Bayer and Onyx are jointly promoting Stivarga in the U.S.